UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2016

Sprague Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive
Portsmouth, New Hampshire 03801
(Address of Principal Executive Offices)

(800) 225-1560
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On March 10, 2016, Sprague Operating Resources LLC (the “U.S. Borrower”) and Kildair Services ULC (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the several banks and other financial institutions party thereto and JP Morgan Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”), entered into an Amendment (the “Credit Agreement Amendment”) to that certain Amended and Restated Credit Agreement by and among the Borrowers, the banks and financial institutions party thereto and the Administrative Agent, dated as of December 9, 2014 (the “Credit Agreement”).

The Credit Agreement Amendment increased the Credit Agreement’s acquisition facility from $400.0 million to $550.0 million. The Credit Agreement Amendment also made a number of discrete modifications to the Credit Agreement including changes to elements of the borrowing base to reflect the Borrowers’ increased use of certain forward contracts and to accommodate payment patterns of customers in certain markets, changes to certain financial definitions to reflect the Borrowers’ restructuring of its ownership of Wintergreen Transport Corporation ULC, amendments to the leverage covenants to allow for temporary increases in leverage for six months following material acquisitions, and changes to the capital expenditures covenant to allow for additional acquisitions.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendment and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Amendment to Amended and Restated Credit Agreement, dated March 10, 2016 among Sprague Operating Resources LLC, as U.S. borrower, Kildair Services ULC, as Canadian borrower, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sprague Resources LP
By:	Sprague Resources GP LLC,
its general partner

By:	/s/ Paul A Scoff
Paul A. Scoff Vice President, General Counsel, Chief Compliance Officer and Secretary

Dated: March 11, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment to Amended and Restated Credit Agreement, dated March 10, 2016 among Sprague Operating Resources LLC, as U.S. borrower, Kildair Service ULC, as Canadian borrower, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.